                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               SPIRE CORPORATION
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                               SPIRE CORPORATION
                               ONE PATRIOTS PARK
                       BEDFORD, MASSACHUSETTS 01730-2396

                         ------------------------------

                      NOTICE OF SPECIAL MEETING IN LIEU OF
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

     The Special Meeting in Lieu of 1999 Annual Meeting of Stockholders ("Meeting") of Spire Corporation ("Company") will be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts, on Thursday, May 20, 1999, at 10:00 a.m., to consider and act upon the following matters:

     1. To fix the number of directors at six and to elect six directors to serve for one year; and

     2. To transact such other business as may properly come before the Meeting.

     Stockholders owning Company shares at the close of business on March 31, 1999, are entitled to receive notice of and to vote at the Meeting.

     All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors,
                                          /s/ Richard S. Gregorio
                                          Richard S. Gregorio, Clerk

April 12, 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                               SPIRE CORPORATION

                               ONE PATRIOTS PARK
                       BEDFORD, MASSACHUSETTS 01730-2396
                         ------------------------------

                 PROXY STATEMENT FOR SPECIAL MEETING IN LIEU OF
                      1999 ANNUAL MEETING OF STOCKHOLDERS

                                                                    May 20, 1999

     The Board of Directors of Spire Corporation is soliciting proxies for the Special Meeting in Lieu of 1999 Annual Meeting of Stockholders ("Meeting"). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. The Meeting will be held on Thursday, May 20, 1999. This Proxy Statement, proxy card and the 1998 Annual Report are being mailed to the stockholders on or about April 12, 1999.

                              PROPOSAL NUMBER ONE

                             ELECTION OF DIRECTORS

     Spire Corporation's By-Laws provide for a minimum of three directors with the exact number to be voted on by the stockholders at the Meeting. The Board of Directors has recommended for this Meeting that the number of directors be fixed at six and has nominated six persons for election as directors as noted below. Each director will hold office until the next Annual Meeting of Stockholders and until his successor is duly elected by the stockholders.

     Unless otherwise instructed, the persons named in the proxy will vote to fix the number of directors at six and to elect the six nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than six directors.

     All of the nominees are currently directors. The following table sets forth the year each nominee was elected a director and the recent business experience of each nominee.

MICHAEL T. ECKHART
DIRECTOR SINCE 1997
Mr. Eckhart, age 50, is a project director of the SolarBank Program of Solar International Management, Inc., a planned finance entity that is a source of secondary lending for solar photovoltaic markets. From 1989 to 1996, he served as president of United Power Systems, a independent power development company. Mr. Eckhart is a member of the Institute of Electrical and Electronic Engineers, the American Solar Energy Society and the International Solar Energy Society. He holds a B.S. in Electrical Engineering from Purdue University and an M.B.A. from Harvard Business School.

A. JOHN GALE
DIRECTOR SINCE 1969
Mr. Gale, age 84, was President of Ion Optics, Incorporated, of Stoneham, Massachusetts, a high technology materials processing firm, until his retirement in 1994. He now consults for Ion Optics, Incorporated. Mr. Gale was Chairman of the Board of Directors of the Company from 1969 to 1983. He received his B.S.C. from King's College, London University in 1936, with special honors in physics.

UDO HENSELER
DIRECTOR SINCE 1992
Dr. Henseler, age 59, is Vice President and Chief Financial Officer of Qualicon Corporation, a DuPont company, Wilmington, Delaware. Qualicon is a manufacturer of analytical instruments for testing of biologically-derived products. He is the owner of MSI Management Services International, a financial and business advisory firm, and was until 1996 Senior Vice President, Chief Financial Officer and a Director of Andrx Corporation, a pharmaceutical company in Fort Lauderdale, Florida. Dr. Henseler holds a B.A. from Academy of Commerce and Administration, Cologne, Germany, an M.B.A. from Fairleigh Dickinson University and an M.A. and Ph.D. from Claremont Graduate University.

ROGER G. LITTLE
DIRECTOR SINCE 1969
Mr. Little, age 58, was the founder of Spire Corporation in 1969, and has been Chairman of the Board of Directors, Chief Executive Officer and President of the Company. He has served on many committees and advisory boards related to small business innovative research, the transfer and commercialization of technology, the worldwide growth of the photovoltaics industry, and the development of sound renewable energy policies. Mr. Little holds a B.A. in Physics from Colgate University and an M.Sc. in Physics from the Massachusetts Institute of Technology.

ROGER W. REDMOND
DIRECTOR SINCE 1991
Mr. Redmond, age 45, has been managing director, Internet and software services sector analyst in the Equity Research Department of John G. Kinnard & Co., an investment banking firm, since November 1998. During most of 1998, he was President and Chief Executive Officer of Teletraining Systems, Inc., which trains and educates employees by means of data base and video systems. From 1984 until 1997, Mr. Redmond was an officer and managing director of Piper Jaffray, Inc., an investment banking firm. He was designated a Chartered Financial Analyst in 1988. Mr. Redmond holds a B.S. in Chemistry from the University of Arizona and an M.B.A. in Finance from the University of Minnesota.

JOHN A. TARELLO
DIRECTOR SINCE 1970
Mr. Tarello, age 67, has been Senior Vice President of Analogic Corporation of Peabody, Massachusetts, a publicly held manufacturer of diagnostic and measurement instruments and medical, industrial, and other electronics equipment, since 1980 and was elected Treasurer and Chief Financial Officer of Analogic Corporation in 1985. Mr. Tarello has been a director of Analogic Corporation since 1979. Mr. Tarello attended Burdett College.

     The Board of Directors recommends a vote FOR fixing the number of directors at six and for re-electing the six directors listed above.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

     The Board of Directors of the Company held four meetings during 1998. Each director then serving attended 75% or more of such Board meetings and at least 75% of the meetings of the Committee(s) of which he is a member, if any. The table below describes the Board's committees.

-----------------------------------------------------------------------------------------
 COMMITTEE      NUMBER OF
   NAME &       MEETINGS
  MEMBERS        IN 1998                         PRINCIPAL FUNCTIONS
 ---------      ---------    ------------------------------------------------------------
   Audit            2        - provides a direct line of communication between the Board
 Committee                     of Directors and the Company's independent certified public accountants
 A. J. Gale                  - reviews the scope and results of the audit by such
U. Henseler                    independent accountants
 J. Tarello                  - discusses the recommendations of the auditors, if any,
                               with respect to the Company's financial practices and
                               procedures
                             - reviews the Company's internal auditing procedures,
                               controls, and personnel

Compensation        3        - makes recommendations to the Board of Directors with
 Committee                     respect to:
                               -- executive compensation
U. Henseler                    -- bonuses
 R. Redmond                    -- employee benefit plans
                             - administers the Company's 1996 Equity Incentive Plan

-----------------------------------------------------------------------------------------


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company or written or oral representations that no other reports were required, the Company believes that during 1998, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                            OWNERSHIP OF SECURITIES

     The following table below shows how the Company common stock is owned by the directors, executive officers and owners of more than 5% of the Company's outstanding common stock as of February 26, 1999. Each person or entity maintains a mailing address c/o the Company, One Patriots Park, Bedford, Massachusetts 01730-2396.

--------------------------------------------------------------------------------
                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                           NUMBER OF      RIGHT TO     PERCENT OF
                                                          SHARES OWNED    ACQUIRE     COMMON STOCK
NAME                                                          (1)           (2)          (3)(4)
----                                                      ------------    --------    ------------
Michael T. Eckhart......................................           0        1,250            *
A. John Gale............................................       9,250        2,500            *
Richard S. Gregorio.....................................       4,000        8,500            *
Udo Henseler............................................           0        7,250            *
Stephen J. Hogan........................................       4,900        5,000            *
Roger G. Little(5)......................................   1,418,450            0         43.7%
Everett S. McGinley.....................................           0        5,000            *
Roger G. Redmond(6).....................................         200        2,500            *
Ronald S. Scharlack.....................................       1,000        5,000            *
John A. Tarello.........................................       6,000        1,250            *
Spire Corporation 401(k) Profit Sharing Plan(7).........     229,014            0          7.1%
Directors and Officers as a group (10 persons on
  February 26, 1999 including those named above)........   1,443,800       38,250         45.2%

---------------
 *  Less than 1%

(1) Includes shares for which the named person:
        - has sole voting and investment power, or
        - has shared voting and investment power with his spouse, unless otherwise indicated in the footnotes.

    Excludes shares that may be acquired through stock option exercises.

(2) Shares that can be acquired through stock option exercises through April 27, 1999.

(3) Based on 3,243,766 shares of Common Stock outstanding as of February 26, 1999. Shares of Common Stock which an individual or group has a right to acquire within 60 days are deemed to be outstanding for purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person shown on the table.

(4) Beneficial stock ownership shown for employees excludes in all cases shares of Common Stock that may be held by the Spire Corporation 401(k) Profit Sharing Plan on behalf of such employees.

(5) Includes 1,417,000 shares of Common Stock held in a trust of which Mr. Little is the primary beneficiary. Mr. Little is the Chairman of the Board of Directors, Chief Executive Officer and President of the Company.

(6) Includes 200 shares of Common Stock held by Mr. Redmond as guardian for his minor children.

(7) Trustees of the Plan, which was established in 1985, are Messrs. Little, Gregorio, and Tarello, each of whom disclaims beneficial ownership of shares held by the Plan. Messrs. Little, Gregorio and Tarello are respectively the Chairman of the Board of Directors, Chief Executive Officer and President; a Vice President, Chief Financial Officer, Treasurer and Clerk; and a Director of the Company.
--------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS

     The following table provides information on the executive officers of the Company. All the executive officers have been elected to serve until the Board meeting following the next annual meeting of stockholders and until their successors have been elected and qualified.

ROGER G. LITTLE
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICE AND PRESIDENT

Mr. Little, age 58, has an employment contract with the Company for a ten year term ending October 3, 2003, unless earlier terminated by either party as provided in the agreement.

RICHARD S. GREGORIO
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER, PRINCIPAL ACCOUNTING OFFICER, AND CLERK

Mr. Gregorio, age 43, joined the Company in 1977 and has served in a number of accounting and finance positions. He was named Principal Accounting Officer in 1983, Treasurer in 1989, Vice President and Chief Financial Officer in 1993 and Clerk in 1996. He was most recently elected to his offices in May 1998.

STEPHEN J. HOGAN
VICE PRESIDENT AND GENERAL MANAGER, PHOTOVOLTAICS

Mr. Hogan, age 47, joined the Company in 1984 as Manager, Process Development. He was named Sales Manager, Photovoltaic Equipment, in 1988, Manager, Engineering and Manufacturing in 1990, Director of Photovoltaic Business Development in March 1997, and Vice President and General Manager, Photovoltaics, in November 1997. He was most recently elected to his office in May 1998.

EVERETT S. MCGINLEY
VICE PRESIDENT, BUSINESS DEVELOPMENT AND VICE PRESIDENT AND GENERAL MANAGER, OPTOELECTRONICS

Dr. McGinley, age 40, joined the Company in 1997 as Vice President and General Manager, Optoelectronics. In March 1998, he also became Vice President, Business Development of the Company, with responsibility for sales and marketing, international business development and corporate business development. From January 1997 through June 1997, he was a consultant providing business development consulting services to energy related clients, including the Company. From 1993 until 1997, he was vice president of Axios Limited, an international business development, venture capital and consulting firm in optoelectronics and alternative energy technologies. From 1991 to 1993, he was product manager for Balzers, Inc. a semiconductor production equipment and instrumentation manufacturer. He was most recently elected to his offices in May 1998.

RONALD S. SCHARLACK
VICE PRESIDENT AND GENERAL MANAGER, BIOMEDICAL

Mr. Scharlack, age 53, became Vice President and General Manager, Biomedical in January 1998. He was previously manager of advanced technology at Chiron Diagnostics, Medfield, Massachusetts, a manufacturer of biomedical instruments. Mr. Scharlack previously had worked for Thermo Electron Corporation for five years, first as the manager of solar systems, during which time he established a new business area in the development of photovoltaic components and systems, and subsequently as manager, modular cogeneration marketing and controls. He was most recently elected to his office in May 1998.

                      OTHER TRANSACTIONS AND RELATIONSHIPS

     The Company subleases 74,000 square feet in a building from Millipore Company, which leases the building from a trust of which Roger G. Little, Chief Executive Officer, is sole trustee and principal beneficiary. The Company believes that the terms of the sublease are commercially reasonable. The 1985 sublease originally was for a period of ten years. The Company exercised its option to extend the sublease for an additional five-year period expiring on November 30, 2000, and has an option for an additional five-year extension. The agreement provides for minimum rental payments plus annual increases linked to the consumer price index. Total rent expense under this sublease was $907,000 in 1998.

                     COMPENSATION OF OFFICERS AND DIRECTORS

     This table describes the cash compensation paid to all the executive officers of the Company who were serving as executive officers on December 31, 1998:

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                                                       COMPENSATION
                                      ANNUAL COMPENSATION              ------------
                           -----------------------------------------    SECURITIES
                                                        OTHER ANNUAL    UNDERLYING       ALL OTHER
NAME                       YEAR    SALARY    BONUS(1)   COMPENSATION    OPTIONS(#)    COMPENSATION(2)
----                       ----   --------   --------   ------------   ------------   ---------------
Richard S. Gregorio......  1998   $120,060    $6,016        N/A            2,000          $6,095
                           1997    115,909     6,190                       5,000           5,596
                           1996    109,264     2,658                      13,000           4,630
Stephen J. Hogan(3)......  1998   $109,576    $4,123        N/A            5,000          $4,562
                           1997     96,902     2,636                       5,000           2,843
                           1996     89,303     1,597                      15,000           2,501
Roger G. Little..........  1998   $196,336    $9,352        N/A                0          $7,116
                           1997    180,999     9,752                           0           6,297
                           1996    172,395     3,983                           0           6,908
Everett S. McGinley(4)...  1998   $123,665         0        N/A            5,000          $1,000
                           1997     60,050         0                      20,000             616
Ronald S. Scharlack(5)...  1998   $107,934         0        N/A           20,000          $4,567

---------------
(1) In 1996, 1997 and 1998, the Company paid certain executives performance based bonuses relating to the Company's preceding fiscal years.

(2) Includes Company's matching portion of 401(k) plan contributions available to all employees paid in Company Common Stock, which vests according to a schedule, and premiums on term life insurance policies provided to all executive officers. The matching 401(k) plan contributions are valued at the closing stock price on the last trading day of December in each year.

(3) Mr. Hogan became an officer in November 1997.

(4) Dr. McGinley became an officer in August 1997.

(5) Mr. Scharlack became an officer in January 1998.

STOCK OPTIONS

     This table describes stock options granted to the executive officers from the Company's 1996 Equity Incentive Plan for the fiscal year ended December 31, 1998:

                             1998 INDIVIDUAL GRANTS

                                  NUMBER OF SECURITIES     % OF TOTAL OPTIONS     EXERCISE OR
                                   UNDERLYING OPTIONS     GRANTED TO EMPLOYEES    BASE PRICE     EXPIRATION
NAME                                   GRANTED(#)            IN FISCAL YEAR        ($/SHARE)        DATE
----                              --------------------    --------------------    -----------    ----------
Richard S. Gregorio.............          2,000(1)                  2%              $ 7.75        5/21/08
Stephen J. Hogan................          5,000(2)                  4%                7.75        5/21/08
Everett S. McGinley.............          5,000(3)                  4%                7.75        5/21/08
Ronald S. Scharlack.............         20,000(4)                 16%               15.79        3/19/08

---------------
(1) The option granted to Mr. Gregorio was granted in May 1998 under the Company's 1996 Equity Incentive Plan and expires ten years from the date of grant. The option vests with respect to 500 shares in each of 1999, 2000, 2001 and 2002.

(2) The option granted to Mr. Hogan was granted in May 1998 under the Company's 1996 Equity Incentive Plan and expires ten years from the date of grant. The option vests with respect to 1,250 shares in each of 1999, 2000, 2001 and 2002.

(3) The option granted to Dr. McGinley was granted in May 1998 under the Company's 1996 Equity Incentive Plan and expires ten years from the date of grant. The option vests with respect to 1,250 shares in each of 1999, 2000, 2001 and 2002.

(4) The option granted to Mr. Scharlack was granted in March 1998 under the Company's 1996 Equity Incentive Plan and expires ten years from the date of grant. The option vests with respect to 5,000 shares in each of 1999, 2000, 2001 and 2002.

     The following table provides information about option exercises in 1998 and the value of unexercised options held as of December 31, 1998 by Mr. Gregorio, Mr. Hogan, Dr. McGinley and Mr. Scharlack (no options were held by Mr. Little):

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                         NUMBER OF                      NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                          SHARES        VALUE          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                        ACQUIRED ON    REALIZED    OPTIONS AT FISCAL YEAR END(#)          FISCAL YEAR($)
NAME                     EXERCISES       ($)         EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----                    -----------    --------    ------------------------------    -------------------------
Richard S. Gregorio...     7,000       $76,477              8,500/11,500                   $2,683/$2,128
Stephen J. Hogan......     5,100       $41,525              5,000/15,000                     1,388/2,313
Everett S. McGinley...         0             0              5,000/20,000                             0/0
Ronald S. Scharlack...         0             0                  0/20,000                             0/0

DIRECTORS' COMPENSATION

     Spire Corporation does not pay its directors who are also officers of the Company any additional compensation for services as directors. In 1998, the compensation for non-employee directors included the following:

     - $6,000.00 per year payable in quarterly installments;

     - $1,000.00 per Board meeting attended; and

     - Expenses associated with attending the Board and Committee meetings.

     Non-employee directors may participate in the 1996 Equity Incentive Plan. This table describes stock options granted to non-employee directors from the Company's 1996 Equity Incentive Plan for the fiscal year ended December 31, 1998:

                  1998 INDIVIDUAL NON-EMPLOYEE DIRECTOR GRANTS

                                                 NUMBER OF SECURITIES    EXERCISE OR
                                                  UNDERLYING OPTIONS     BASE PRICE     EXPIRATION
NAME                                                GRANTED(#)(1)         ($/SHARE)        DATE
----                                             --------------------    -----------    ----------
A. John Gale...................................         5,000               15.88        3/19/08
Udo Henseler...................................         5,000               15.88        3/19/08
Roger W. Redmond...............................         5,000               15.88        3/19/08
John A. Tarello................................         5,000               15.88        3/19/08

---------------
(1) The options vest with respect to 1,250 shares in each of 1999, 2000, 2001 and 2002.

                             SELECTION OF AUDITORS

     The Board of Directors of Spire Corporation has selected KPMG Peat Marwick as the Company's independent public accountants for the current fiscal year. They have served as accountants for the Company since 1983. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting in order to respond to questions from the stockholders and will have the opportunity to make a statement.

                       PROXIES AND VOTING AT THE MEETING

     Each signed and returned proxy will be voted in accordance with any instructions of the stockholder(s) executing the proxy. A proxy signed without instructions will be voted in accordance with the Board's recommendations. If a stockholder attends the Meeting and votes in person, his or her proxy will not be counted. A signed proxy may be revoked at any time before it is exercised, either in person or by giving written notice of revocation to the Clerk of the Company at the address on the first page of this Proxy Statement.

     Each share of Common Stock is entitled to one vote on all matters submitted to the stockholders for approval. No vote may be taken unless a quorum (i.e., a majority of the Common Stock issued, outstanding, and entitled to vote) is present at the Meeting in person or by proxy. Unless otherwise required by law or the Company's Articles of Organization or By-Laws, approval of all matters requires an affirmative vote of a majority of the shares of Common Stock represented at the Meeting. Broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the result of any vote. Abstentions are counted in determining the presence of a quorum and, therefore, have the effect of a vote against a proposal (by raising the number of affirmative votes required to constitute a majority of the quorum).

     The Board has fixed March 31, 1999, as the record date for determining the stockholders entitled to vote at the Meeting. On that date there were 3,243,766 shares of Common Stock issued, outstanding, and entitled to vote. Each share is entitled to one vote.

                                 OTHER MATTERS

     The Board knows of no other matters which may come before the Meeting. If any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

     All costs of this solicitation, which is being made principally by mail, but which may be supplemented by telephone or personal contacts by the Company's directors, officers, and employees without additional compensation, will be borne by the Company. Brokers will be requested to forward proxy soliciting material to the beneficial owners of the stock held in such brokers' names, and the Company will reimburse them for their expenses incurred in complying with the Company's request.

                             STOCKHOLDER PROPOSALS

     In order to be considered for presentation at the 2000 Annual Meeting of Stockholders, and to be included in the proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company at its corporate offices in Bedford, Massachusetts, no later than December 15, 1999.

                                          By Order of the Board of Directors
                                          /s/ Richard S. Gregorio
                                          Richard S. Gregorio, Clerk

April 12, 1999

                               SPIRE CORPORATION

    PROXY FOR SPECIAL MEETING IN LIEU OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 20, 1999

     The undersigned hereby appoints Roger G. Little and Richard S. Gregorio, and either one of them, proxies of the undersigned, with power of substitution, to act for and to vote all shares of Spire Corporation Common Stock owned by the undersigned, upon the matters set forth in the Notice of Meeting and related Proxy Statement at the Special Meeting in Lieu of 1999 Annual Meeting of Stockholders of Spire Corporation, to be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts at 10:00 a.m. on Thursday, May 20, 1999, and any adjournments thereof. The proxies, and any one of them, are further authorized to vote, in their discretion, upon such other business as may properly come before the Meeting, or adjournments thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

[x] PLEASE MARK
    VOTES AS IN THIS
    EXAMPLE

                                   YOUR SHARES WILL BE VOTED FOR THE FOLLOWING PROPOSALS UNLESS OTHERWISE INDICATED.
                 FOR            WITHHELD
1. ELECTION OF   [ ]              [ ]        To fix the number of directors at six and to elect the following six
   DIRECTORS.                                persons: Michael T. Eckhart, A. John Gale, Udo Henseler, Roger G. Little,
                                             Roger W. Redmond and John A. Tarello.

FOR, except vote WITHHELD from the
following nominee(s):



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                                                                                        MARK HERE FOR ADDRESS CHANGE [ ]
                                                                                        AND NOTE AT LEFT



SIGNATURE(S)                                                                                     DATE             , 1999
            -------------------------------------------------------------------------------------    -------------
Please sign exactly as your name appears heron. When shares are held by joint tenants, both should sign. Fiduciaries and corporate officers should indicate their full titles.
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